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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 26, 2004
                            -------------------------



                                  ESPEED, INC.
    -----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                0-28191               13-4063515
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        (State or Other           (Commission          (I.R.S. Employer
        Jurisdiction of           File Number)         Identification No.)
         Incorporation)


        135 East 57th Street, New York, New York          10022
    ------------------------------------------------ --------------
        (Address of Principal Executive Offices)        (Zip Code)


                                 (212) 938-5000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
             ------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
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On April 26, 2004, eSpeed, Inc. (the "Registrant") issued a press release announcing that Kevin Foley has been named its President and Lee Amaitis has been promoted to Vice Chairman. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.



                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on 8-K dated April 26, 2004 to be signed on its behalf by the undersigned hereunto duly authorized.


                                            eSpeed, Inc.



Date:  April 26, 2004                       By: /s/ Howard W. Lutnick
                                            ------------------------------------
                                            Howard W. Lutnick
                                            Chairman and Chief Executive Officer


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      EXHIBIT INDEX
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Exhibit
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99.1       Press release of eSpeed, Inc. dated April 26, 2004 containing announcement with respect to Kevin Foley as President of eSpeed, Inc. and promotion of Lee Amaitis to Vice Chairman of eSpeed, Inc.